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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our report dated November 27, 1996 included herein and to all references to our firm included in this registration statement on Amendment No. 2 to Form S-4 (File No. 333-17795).


                                          ARTHUR ANDERSEN LLP


Hartford, Connecticut
April 24, 1997